                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 23, 2003

                         Commission file number: 1-5256

                          ----------------------------

                                V. F. CORPORATION
             (Exact name of registrant as specified in its charter)

            PENNSYLVANIA                                   23-1180120
   (State or other jurisdiction of                      (I.R.S. employer
    incorporation or organization)                    identification number)


                         105 CORPORATE CENTER BOULEVARD
                        GREENSBORO, NORTH CAROLINA 27408
                    (Address of principal executive offices)

                                 (336) 424-6000
              (Registrant's telephone number, including area code)

ITEM 9 - Regulation FD Disclosure

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition." On October 23, 2003, VF Corporation issued a press release setting forth the third quarter 2003 earnings. A copy of the press release is attached hereto as Exhibit (99.1) and hereby incorporated by reference.

      99.1 Press release issued by VF Corporation on October 23, 2003.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        V.F. CORPORATION
                        ----------------
                         (Registrant)


                        By:     /s/ Robert K. Shearer
                           ----------------------------------
                               Robert K. Shearer
                               Vice President - Finance & Global
                               Processes and Chief Financial Officer
                               (Chief Financial Officer)

Date: October 23, 2003

                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION                     SEQUENTIAL PAGE NUMBER
    99.1          Press release issued by                  5
                  VF Corporation on
                  October 23, 2003